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                                                                    Exhibit 99.1


                             Independent Auditors



We consent to the use of our report dated March 21, 2003 (except for Note 14, as to which the date is July 29, 2003), with respect to the consolidated financial statements of PharmaResearch Corporation included in the Current Report on Form 8-K/A of Inveresk Research Group, Inc. dated September 25, 2003, filed with the Securities and Exchange Commission.




                                                   /s/ Ernst & Young LLP
                                                   ---------------------
                                                       Ernst & Young LLP


Raleigh, North Carolina
September 25, 2003